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                                                                EXHIBIT 10.18

                 AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


     Amended and Restated Shareholders' Agreement dated as of March 16, 1994 (the "Agreement") among Nanophase Technologies Corporation, an Illinois corporation (the "Company"), and the persons executing a counterpart of this Agreement listed as holders on the signature pages to this Agreement (the "Holders").


                            PRELIMINARY STATEMENT


     The Company and the Holders have previously entered into that certain Shareholders' Agreement dated as of November 21, 1991, as amended by a First Amendment to Shareholders' Agreement dated February 8, 1993 (collectively, the "Original Agreement"), which provides certain restrictions on the transfer of Shares of the Company now or hereafter issued, provides for certain agreements with respect to the management of the Company, and otherwise provides for certain matters regarding their relations as shareholders.

     Concurrently with the execution of this Agreement, the Company and the Holders propose to execute that certain Series D Preferred Stock Purchase Agreement (the "Series D Purchase Agreement") pursuant to which certain of the Holders will purchase additional securities of the Company. To induce the Holders to execute the Series D Purchase Agreement, the Company and the Holders agree to amend and restate the Original Agreement as follows.


                                  AGREEMENT


     1. Definitions. Capitalized terms used in this Agreement and not otherwise defined are defined in the Series D Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "BJW" means Batterson, Johnson & Wang, L.P., an Illinois limited partnership.

     "New Securities" means all equity securities (including debt securities convertible into equity securities, and debt securities issued in connection with the issuance of any equity securities or debt securities convertible into equity securities) issued by the Company after the date hereof, except (a) the Preferred, (b) the Conversion Stock, (c) securities offered to the public pursuant to a registered public offering, (d) securities issued in connection with the acquisition of another corporation by the Company through a merger, purchase by the Company of all or substantially all of the assets of such other corporation or other reorganization following which the Company owns not less than 51% of the voting stock of such other corporation, (e) securities of the Company issued in connection with any stock split, stock dividend or recapitalization of the Company, (f) up to 1,378,548 shares of Common which may be issued in the discretion of the Board to employees or directors of, or



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consultants or advisors to, the Company, and options for the purchase of such shares of Common, and (g) Common issued upon exercise of the Warrants.

     "Preferred Holder" means any person or entity who holds any Shares of Preferred.

     "Shareholder" means any of the Holders, their respective permitted transferees, and any other person or entity who holds Shares subject to this Agreement.

     "Shares" means any shares of Common, including shares of Conversion
Stock, and Preferred. As to any particular shares of stock, such shares shall cease to be Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

     "Transfer" shall include any sale, assignment, negotiation, pledge, hypothecation, and all other dispositions of the Shares and all other events or transactions where a lien is created against the Shares.

     2. Restrictions on Transfers of Shares. No current or future Shareholder shall Transfer any Shares owned by it or him except in accordance with the provisions of this Agreement. Any Transfer of Shares made in violation of this Agreement shall be void.

     3.  Election of Directors.

     (a) The Board shall consist of up to seven (7) members, composed as follows:

           (i) Two (2) members designated jointly by the holders of Common (excluding for this purpose any Conversion Stock), one of whom shall be
      (A) Robert Cross, or (B) if Robert Cross is not the President of the Company, the President of the Company;

           (ii) Three (3) members designated jointly by the Series C Preferred Holders;

           (iii) One (1) member designated jointly by each Holder who shall have purchased at least 750,000 shares of Series D Preferred pursuant to the Series D Purchase Agreement; and

           (iv) One (1) member unrelated to any of the Preferred Holders designated jointly by the members of the Board designated pursuant to clauses (i) and (ii) of this Section 3(a).

The Shareholders agree that, so long as BJW continues to own Series D Preferred, the Shareholders shall use their best efforts to elect Leonard A. Batterson as Chairman of the Company. The persons appointed as directors pursuant to this Section 3 as of the execution of this Agreement are as set forth on the attached Exhibit A.




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     (b) In each case where the holders of Common, the Preferred Holders or
Preferred Holders holding a designated class of Preferred shall have the right to designate a director or directors jointly, such right shall be exercised upon the vote or written consent of the holders of Common or the Preferred Holders acting as a class, as the case may be, holding a majority of the relevant class of Shares held by all of the holders of such class of Shares at the time such designation is to be made, provided that a holder of Common or a Preferred Holder shall not participate in the selection of directors as provided in this Section 3 from and after the time such holder of Common or Preferred Holder holds less than the sum of (i) 40% of the Preferred purchased by such Person pursuant to the Series B Purchase Agreement, plus (ii) 40% of the Preferred purchased by such Person pursuant to the Series C Purchase Agreement, plus (iii) 40% of the Preferred purchased by such Person pursuant to the Series D Purchase Agreement, plus (iv) 40% of the New Securities which such Person may be entitled to purchase pursuant to Section 6 below.

     (c) The parties agree to take all actions necessary to implement the provisions of this Section 3, including without limitation the voting of their shares of Common or Preferred, the execution of written consents, the calling of special meetings, the waiving of notice, and the attendance of meetings.
All parties specifically agree that the provisions of this Section 3 constitute a voting agreement under Section 7.70 of the Illinois Business Corporation Act, and, in connection therewith, each party hereby grants the secretary of the Company an irrevocable proxy to cast all of such party's votes for directors selected in accordance with this Section 3.

     (d) The Company shall reimburse all reasonable expenses of the persons serving as directors pursuant to Section 3 hereof incurred in serving as directors attending any meetings of the Board or any committee thereof (whether such service and attendance is in person or by telephone), including (i) coach-class airfare for attendance at Board meetings by out-of-town directors, and (ii) reasonable expenses incurred in connection with the performance of other services on behalf of the Company for which prior approval has been received from the Board.

     (e) The Company will furnish each Preferred Holder holding, in the aggregate, at least 4 1/2% or more of the total Shares outstanding from time to time, with at least five days' prior written notice of each meeting of the Board, and such Holder or a Person designated by such Holder may attend any such meeting as an observer. The Company will also furnish each such Holder with copies of all actions of the Board taken without a meeting, whether by written consent or otherwise. Notwithstanding the foregoing, (i) such Holder or other Person shall agree to hold in confidence and trust as fiduciary all information furnished to or learned by such Holder or Person pursuant to this subsection (e), and (ii) the Company may exclude such Holder or other Person from any portion of any such meeting, and may decline to furnish any such information, to the extent that counsel to the Company deems necessary in order to protect the attorney-client privilege between the Company and its counsel.



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     4.  Right of First Refusal.

     (a) Transfer Notice. Except as otherwise provided in Sections 5 and 8 below, if any Shareholder desires to Transfer all or any part of its Shares ("Sale Shares"), such Shareholder shall deliver written notice thereof to the Company and each other Shareholder specifying the number of Shares which such Shareholder desires to Transfer and the purchase price and other terms thereof (a "Transfer Notice"). The purchase price for the Sale Shares may be payable either in cash or in the form of an unsecured promissory note, and in no other medium of exchange or form.

     (b) Company Option. Upon the delivery of such Transfer Notice, the Company shall have an option, exercisable for twenty (20) days after the date of receipt of such Transfer Notice, to buy any or all of the shares of the Sale Shares from the Selling Shareholder at the price and on the terms set forth in the Transfer Notice.

     (c) Shareholder Option. If the Company does not exercise its option to buy all of the Sale Shares within such period, then each non-selling Shareholder shall have the right to purchase any or all of the remaining Sale Shares upon the terms set forth in the Transfer Notice, which right may be exercised by written notice (an "Exercise Notice") given to the Company and the selling Shareholder within fifteen (15) days after the date on which Company's option shall expire or, if earlier, the date on which the Company shall notify such non-selling Shareholders that the Company will not exercise its option under Section 4(b). In the event that the number of the Shares specified in the Exercise Notices exceed the number of Sale Shares, then each Shareholder delivering an Exercise Notice shall be entitled to purchase the percentage of Sale Shares obtained by dividing the number of shares of Common (treating each share of Preferred as though converted to Common) held by such Shareholder by the number of shares of Common (treating each share of Preferred as though converted to Common) held by all Shareholders delivering Exercise Notices.

     (d) Remaining Shares.

     (i) If the Company or the Company and the Shareholders do not elect to purchase any of the Sale Shares, then the selling Shareholder shall be free, for a period of ninety (90) days thereafter, to consummate the Transfer of the Sale Shares on terms no less favorable to itself than as set forth in the Transfer Notice.

     (ii) If the Company or the Company and the Shareholders together elect to purchase some, but not all, of the Sale Shares, then the Selling Shareholder shall have the option (A) to consummate the Transfer of the Sale Shares, as set forth in clause (i) above, as though the Company and the Shareholders had not elected to purchase any of the Sale Shares, or (B) to sell to the Company and the electing Shareholders as the case may be, the portion of Sale Shares elected by such parties, and Transfer the balance of such Sale Shares to the Transferee set forth in the Transfer Notice on the terms set forth therein. If the Transfer of the Sale Shares is not consummated within the ninety (90) day period referenced in clause (i) above, the provisions of this Section 4 shall once again apply to such Shares.




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     (iii)  Notwithstanding clause (ii) above, if a Shareholder shall have elected to purchase not less than its Pro Rata Share (as defined below) of the Sale Shares in accordance with this Section 4, and shall have so notified the selling Shareholder in such Shareholder's Election Notice, the selling Shareholder shall be required to exercise the option set forth in clause
(ii)(B) above with respect to the Pro Rata Share of such Shareholder. For purposes of this clause (iii), the term "Pro Rata Share" means the product of
(A) the total number of Sale Shares, and (B) a fraction having a numerator equal to the number of Shares held by the Shareholder exercising its rights under this subsection (iii), and a denominator equal to the number of Shares held by all Shareholders (other than the selling Shareholder) as of the date of the Transfer Notice.

     (e) Mechanics of Sale. The sale of the Sale Shares (the "Sale Share Closing") to the Company, any electing Shareholders and third parties, as the case may be, shall occur at 10:00 a.m. central standard time, at the principal offices of the Company, on (i) the 20th business day following the expiration of the exercise period set forth in Section 4(c) above, if the Company or any Shareholders exercise their respective options for all of the Sale Shares, (ii) the day specified in the Transfer Notice (which is within the ninety (90) day period referenced in subsection (d)(i) above), if neither the Company nor any other Shareholders are party to the Sale Share Closing, or (iii) such other place or time (but not date) as the parties to the Sale Share Closing may mutually agree. At the Sale Share Closing, the purchasers shall respectively deliver the appropriate amount of consideration in the form set forth in the Transfer Notice, and the selling Shareholder shall deliver a certificate or certificates representing the Sale Shares, free and clear of all liens, claims or encumbrances whatsoever (other than those imposed by this Agreement).

     (f) Transferees Bound. In the event of any Transfer under this Section 4, the Shares so Transferred shall be subject to the provisions of this Agreement, and the persons acquiring the Shares shall, as a condition precedent to the acquisition of the Shares, execute a counterpart copy of this Agreement and agree to be bound thereby, and shall also pay any costs incurred by the Company as a result of such Transfer.

     5. Permitted Transfers. Notwithstanding anything contained herein to the contrary, any Shareholder, without having complied with the provisions of
Section 4 hereof, may Transfer any or all of the Shares standing in his or its name to or for the benefit of any of (i) in the case of a Shareholder who is a natural person, upon his death to his spouse, an immediate ancestor or descendant, or a trust created for the primary benefit of any of the foregoing permitted transferees (provided that such trust, if it provides for a secondary or contingent beneficiary, shall provide for a second or contingent beneficiary to whom a Transfer could have been made under this Section 5), or (ii) in the case of a Shareholder which is a corporation or partnership, and only to the extent permitted by applicable laws or regulations without registration of the Shares so Transferred, any affiliate of the Shareholder (which, for purposes of this Section 5 shall mean any Person controlled by, controlling, or under common control with such Shareholder), any general or limited partner of a Shareholder which is a partnership, or any person or entity holding capital stock entitling such person or entity to a vote for the election of directors of a Shareholder which is a corporation. In the event of any Transfer under this Section 5, the Shares so Transferred




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shall be subject to the provisions of this Agreement, and the persons acquiring the Shares shall, as a condition precedent to the acquisition of the Shares, execute a counterpart copy of this Agreement and agree to be bound thereby, and shall also pay any costs incurred by the Company as a result of such Transfer. Any person to whom Shares may be Transferred pursuant to this
Section 5 is referred to as a "Permitted Transferee".

     6.  Right of First Refusal - New Securities.

     (a) Meaning of "Preferred" and "Preferred Holder". For the purposes of this Section 6, the term "Preferred" shall be deemed to include (i) any Conversion Stock received on the exercise of the conversion right of the Preferred and the Warrants, and (ii) with respect to Richard Siegel, the number of shares of Common held by Siegel as of any time of determination of the number of outstanding shares of Preferred.

     (b) Grant of Right. Subject to Section 6(g) hereof, each Preferred Holder shall have the right (the "Right of First Refusal"), at such Preferred Holder's option, to purchase any New Securities that the Company may from time to time propose to sell and issue at the price and upon the general terms specified in the Notice of Intent (as defined below) regarding such New Securities and otherwise on the terms of this Section 6.

     (c) Corporation's Notice of Intent. If the Company proposes to issue and sell New Securities, the Company shall give each Preferred Holder written notice ("Notice of Intent") of such intention, describing the type of New Securities proposed and the price and general terms upon which the Company proposes to issue such New Securities.

     (d) Right of First Refusal - First Round. Each Preferred Holder shall have thirty (30) days from the date such Preferred Holder receives a Notice of Intent to agree, by written notice delivered to the Company within such thirty day period (a "New Securities Exercise Notice"), to purchase up to such Preferred Holder's "Pro Rata Share" of the New Securities described in such Notice of Intent. For purposes of this Section 6(d), the "Pro Rata Share" of each Preferred Holder shall be that percentage of the New Securities obtained by dividing the number of shares of Preferred held by such Preferred Holder by the total number of shares of Preferred held by all Preferred Holders.

     (e) Right of First Refusal - Second Round. If some but not all Preferred Holders deliver a New Securities Exercise Notice in which they elect to purchase their full pro rata share of such New Securities to the Company within the thirty (30) day period provided, then upon the completion of such thirty
(30) day period the Company shall give each Preferred Holder who shall have delivered such a New Securities Exercise Notice (a "New Securities Purchaser") written notice (the "Remaining Shares Availability Notice") of the amount of New Securities remaining not committed to Preferred Holders hereunder (the "Remaining Shares"). Each New Securities Purchaser shall have ten (10) days from the date such New Securities Purchaser receives such Remaining Shares Notice to agree to purchase any or all of the Remaining Shares, which right shall be exercisable by written notice to the Company ("Remaining Shares Exercise Notice") delivered within such ten (10) day period (each New Securities Purchaser giving a Remaining Shares Exercise Notice shall be referred to herein as



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a "Remaining Shares Purchaser").  In the event that the sum of the Remaining
Shares specified in the Remaining Shares Exercise Notices received by the Company shall exceed the number of Remaining Shares, then each Remaining Shares Purchaser shall be entitled to purchase that percentage of Remaining Shares obtained by dividing the number of shares of Preferred held by such Remaining Shares Purchaser by the total number of shares of Preferred held by all Remaining Shares Purchasers.

     (f) Mechanics of Sales. The Rights of First Refusal of each Preferred Holder shall expire as to particular New Securities if such Preferred Holder shall not have delivered a New Securities Exercise Notice or Remaining Shares Exercise Notice, respectively, to the Company within the thirty (30) day period provided in Section 6(d) or the ten (10) day period provided in Section 6(e), respectively. In the event that Preferred Holders fail to agree to purchase all of a proposed issue of New Securities within the periods provided above, the Corporation may sell, or enter into a binding agreement to sell, any New Securities that the Preferred Holders have not agreed to purchase at a price and upon general terms no more favorable to the purchasers than those specified in the Notice of Intent with regard to such New Securities, at any time during (and only during) the 180 days following the expiration of the thirty (30) day period provided in Section 6(d) above or, if a Remaining Shares Notice was required as to such New Securities, the ten (10) day period provided in Section 6(e) above (provided, in the case of a binding agreement to sell, that the sale pursuant to such agreement is closed within ninety (90) days after the execution of such agreement). If not all of a proposed issue of New Securities is committed to be purchased, by Preferred Holders or others, within such 180-day period, the Company shall not be bound to sell any of such New Securities. The sale of any New Securities to Preferred Holders shall be closed at the same place as and simultaneously with the sale of such New Securities to any other purchasers or, if Preferred Holders are purchasing the entire issue of New Securities, at the principal office of the Company 45 days after Preferred Holders have agreed to buy all of such New Securities, or such other place or date as the parties to such transaction may mutually agree.

     (g) Going Public. The Rights of First Refusal created by this Section 6 shall terminate upon the consummation of the Company's Qualified Initial Public Offering.

     7. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, no Shareholder shall Transfer for value or otherwise agree to Transfer any Shares without the prior written consent of the Company or its underwriters, for such period of time beginning ninety (90) days prior to the anticipated effective date of such registration statement and continuing until one hundred twenty (120) days after the effective date of such registration statement. In order to enforce this
Section 7, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.




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     8.  Other Agreements Concerning Shares.

     (a) At any time on or after December 1, 1997, but prior to December 1, 1999, Preferred Holders holding at least a majority of the Series C Preferred and the Series D Preferred then outstanding may, but shall not be obligated to, jointly (and not severally) give one (1) written notice (a "Put Notice") to the Company and to the other Series C Preferred Holders and Series D Preferred Holders not joining in the Put Notice offering to put to the Company, for the price, on the terms and conditions and otherwise in accordance with the provisions of this Section 8, all of the Series C Preferred Shares and Series D Preferred Shares owned by such Preferred Holders at the time of the Put Notice (the "Put Offer").

     (b) Any holder of Series C Preferred or Series D Preferred not having joined in the Put Notice may, but shall not be obligated to, notify the Company of its desire to participate in the Put Offer with respect to such holder's Series C Preferred and Series D Preferred by delivering written notice to the Company on or before the 30th day following the date of the Put Notice.

     (c) The Company shall, within five (5) business days of the expiration of the thirty (30) day period referenced in (b) above, notify in writing all of the Series C Preferred and Series D Preferred Holders having elected to participate in the Put Offer of the time and date for the consummation of the initial purchase contemplated by the Put Offer, which shall be no later than the one hundred and eightieth (180th) day following the date on which the Company gives such written notice, which shall occur at the executive offices of the Company. At such time, the participating Preferred Holders shall deliver certificates representing all of their Series C Preferred and Series D Preferred free and clear of any and all liens, claims and encumbrances whatsoever, and the Company shall deliver to each participating Series C Preferred and Series D Preferred Holders the appropriate consideration therefor evidenced by the Company's promissory note in such amount payable to such Holder in three (3) equal annual installments on each of the first three anniversaries of the issuance of such note, together with interest on the outstanding principal balance of such note at the rate of 8% per annum calculated on the basis of a 365 day year, and payable annually as of each principal repayment date.

     (d) The purchase price to be paid by the Company for each share of Series C Preferred put to the Company pursuant to this Section 8 shall equal the price originally paid for such share, plus a deemed cumulative dividend of 8% per annum from the date of original purchase of the Series C Preferred through the date of repurchase specified above. The purchase price to be paid by the Company for each share of Series D Preferred put to the Company pursuant to this Section 8 shall equal the price originally paid for such share, plus a deemed cumulative dividend of 8% per annum from the date of original purchase of the Series D Preferred through the date of repurchase specified above. If the funds of the Corporation legally available therefor shall be insufficient to discharge the Company's obligation to consummate the Put Offer in full, funds to the extent legally available therefor shall be employed to purchase the maximum number of Series C Preferred Shares and Series D Preferred Shares that can be purchased with such funds, ratably from the Holders participating in such transaction in proportion to the preferential amounts each such Holder would be entitled to receive pursuant to Article 4(B)3(a) of the Articles of Incorporation. Thereafter, the Company shall redeem shares of Series C Preferred and Series D Preferred from such Holders as funds become legally available therefor, ratably from such Holders in the proportions set forth in the preceding sentence, until all shares of Series C Preferred and Series D Preferred originally subject to the Put Offer shall have been purchased.

     (e) Each Shareholder, whether or not participating in the Put Offer, hereby agrees that, for purposes of any and all agreements to which it may be a party or by which it is bound, it shall be deemed to have consented to the consummation of the Put Offer so long as such transaction is initiated and consummated in accordance with all of the provisions of this Section 8.

     9.  General Proxy.

     (a) The Department hereby constitutes and appoints each Preferred Holder, as to such Preferred Holder's Pro Rata Proxy Share (defined below) of the Shares now or hereafter owned by the Department, as the Department's proxies, and hereby authorizes each Preferred Holder to represent it, as to such Shares, at all meetings of shareholders with all powers the Department would have if it were present, and to vote such Shares in all matters, submitted to the Shareholders of the Company for a vote.

     (b) The proxies granted to each Preferred Holder are coupled with an interest, and shall be irrevocable. Such proxies shall automatically expire on the sooner to occur of (i) an amendment to the Investment Act to allow the Department to exercise voting rights with respect to such Shares, or (ii) the Transfer by the Department of all of its Shares to any Person who is not prohibited from exercising voting rights as to such Shares.

     (c) For purposes of this Section 9, the term "Pro Rata Proxy Share" means, as to any Preferred Holder, the product of (A) the total number of Shares held by the Department as of any time of determination, and (B) a fraction having a numerator equal to the number of Shares held by such Preferred Holder, and a denominator equal to the number of Shares held by all Preferred Holders (other than the Department) as of the time of determination.

     10. Legend. So long as this Agreement shall remain in force, all certificates now or hereafter representing the Shares shall bear the following legend:

     "The shares of stock which are evidenced by this certificate may not be sold, transferred, pledged or otherwise disposed of by the registered owner thereof, and no votes may be cast or consents given on behalf thereof, except in accordance with and subject to the terms and conditions of an Amended and Restated Shareholders' Agreement dated as of March 16, 1994, among the corporation and the stockholders thereof, a copy of which Agreement is on deposit with the Secretary of the corporation. No transfer of such Shares shall be effective unless made in accordance with such Agreement, and each holder of this certificate agrees to be bound by such Agreement."

When the restrictions on transfer imposed by this Agreement shall terminate, any Shareholder shall be entitled to receive from the Company, upon surrender of their existing certificates representing such Shares, without cost or expense, one or more new certificates representing such Shareholder's Shares not bearing the above legend.

     11. Stock Dividends. If a stock dividend of shares of the same or a different class as the Shares is paid, or if the Shares of any portion thereof are exchanged for Shares of stock of the Company of a different class or for voting trust certificates evidencing the beneficial interest possessed in said shares or if any other event (such as a stock split, reclassification, or similar event) shall occur so that the shareholders of the Company shall receive additional or replacement shares of stock of the Company (whether of the same or different class), then such stock of the same or a different class, or such voting trust certificates, as the case may be, shall thereupon become subject to the provisions of this Agreement upon the same terms and conditions as the Shares originally covered by this Agreement.

     12. Only Record Holder Entitled to be Recognized. Only the record holder of Shares shall be entitled to receive dividends or to exercise any other right as a Shareholder, and the mere existence or exercise of any option hereunder shall not give the party holding or exercising such option any rights as a Shareholder prior to the time that a stock certificate has been duly issued to it by the Company or otherwise delivered to it by the transferring Shareholder in accordance with this Agreement.

     13. Termination. This Agreement and all restrictions on the transfer of Shares created hereby shall terminate upon the completion of the Company's Qualified Initial Public Offering, and shall not apply to any shares sold in the Company's Qualified Initial Public Offering (provided that the market stand-off provisions of Section 7 shall remain in full force and effect as set forth in such Section). The termination of this Agreement for any reason shall not affect any right or remedy existing hereunder prior to the effective date of termination hereof.

     14. Enforcement Costs. In any instance wherein any party hereto is required to take legal action to enforce the provisions hereof, the prevailing party shall be entitled to recover, in addition to all other damages allowed at law or in equity, all costs and expenses, including reasonable attorneys' fees, incurred in enforcing the provisions hereof.

     15. Notices. All notices which may or are to be given hereunder shall be effective when received, shall be in writing and shall be given by hand delivery, sent by telecopy or facsimile transmission, confirmed by the recipient, or sent by certified or registered mail, postage prepaid, return receipt requested, to the party at such party's address as set forth below:

     If to the Company:

     Nanophase Technologies Corporation
     8205 S. Cass Avenue, Suite 105
     Darien, Illinois  60559
     Attention:  President
     Telecopy:  (708) 963-0317

     with a copy to:

     Mr. Bruce A. Zivian
     Fitzpatrick Law Offices
     20 North Wacker Drive, Suite 2200
     Chicago, Illinois  60606
     Telecopy: (312) 704-6841

     If to a Shareholder, to the address of such Shareholder shown on the books of the Company.

     Any party may change his address for notices by a notice given in accordance with the provisions hereof.

     16. Governing Law. This Agreement has been entered into in the State of Illinois and shall be governed by and construed in accordance with the laws thereof.

     17. Severability. If any provision of this Agreement, or its application to any person or circumstance, is invalid or unenforceable, then the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby.

     18. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the Company, its successors and assigns, and the Shareholders, their successors and assigns, respective heirs, and personal representatives.

     19. Entire Agreement. This instrument contains the entire agreement among the parties with respect to the transactions set forth herein and there are no terms or agreements between the parties not contained herein. This Agreement may be modified only by an instrument in writing signed by the then parties hereto.

     20. Counterparts. This Agreement may be executed in two or more counterparts, each which shall be deemed an original but all of which shall together constitute one and the same instrument.

     21. Remedies. Each of the parties confirms that damages at law may not be an adequate remedy for a breach or threatened breach of this Agreement, and agrees that in the event of a breach or threatened breach of any of the provisions hereof, the respective rights and obligations of the parties hereunder shall be enforceable by specific performance, injunction or other equitable remedy. Nothing contained in this
Section 10.14 shall limit any party's right to seek or obtain any and all remedies available to such party, whether at law, by statute or otherwise.

     22. Amendment and Waiver. This Agreement may be amended, the performance of any provision may be waived, and any action hereunder may be consented to, only by a written agreement of (a) the Company, and (b) the Holders of a majority of the outstanding Common, and (c) the holders of at least sixty percent (60%) of the Preferred (treating each share of Preferred as though converted to Common for this purpose). Notwithstanding the foregoing, no amendment shall confer any greater rights, or impose any additional restrictions, on any shares of Preferred as compared to any other shares of Preferred, or on any shares of Common as compared to any other shares of Common, or on any Shareholder as compared to any other Shareholder, without the prior written consent of all of the parties to this Agreement.

     23. Terms. As used in this Agreement, all pronouns and any variations thereof and all defined terms shall be deemed to refer to the masculine, feminine, neuter, singular or plural, and all references to a Shareholder shall be deemed to refer to the transferee of the Shares of such Shareholder, other than the Company, or to the transferee of a transferee, other than the Company, as the identity of the person, persons or entity or the context may require.







                                 END OF TEXT
                          **************************

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.


The Company:                   NANOPHASE TECHNOLOGIES CORPORATION,
                               an Illinois corporation

                                  By  /s/ Robert Cross
                                     ---------------------------------
                                     Its President


Holders:                       ARCH VENTURE FUND LIMITED PARTNERSHIP,
                               a Delaware limited partnership

                               By: ARCH Development Corporation, an Illinois
                                   not-for-profit corporation, its General
                                   Partner

                                   By: /s/ Steve Lazarus
                                      -------------------------------------
                                      Its  President
                                          ---------------------------

                               ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                               By:  ARCH MANAGEMENT PARTNERS II, L.P.
                                    a Delaware limited partnership, its general
                                    partner

                                    By:  ARCH Venture Partners, L.P.,
                                         a Delaware limited partnership, its
                                         general partner

                                         By: Lifework, Inc., an Illinois
                                             corporation, its general partner

                                             By: /s/ Steve Lazarus
                                                -------------------
                                                Its Managing Director


                               BATTERSON, JOHNSON & WANG, L.P.,
                               a Delaware limited partnership

                               By:  /s/ Leonard Batterson
                                   ----------------------------------
                                   Leonard A. Batterson, its Managing
                                   General Partner

                               UVCC FUND II, a Delaware general partnership

                               By: Arete Venture Management Associates
                                   II, L.P. its Managing General


                                  By: Arete Ventures, Inc., a Maryland
                                      corporation, its general partner

                                  By: /s/ Robert W. Shaw
                                     ------------------------------
                                     Robert W. Shaw, Jr., President



                               UVCC II PARALLEL FUND, L.P., a Delaware
                               limited partnership

                               By: Arete Ventures L.P. III, General Partner


                                   By: Arete Ventures, Inc., a Maryland
                                       corporation, its general partner


                                       By: /s/ Robert W. Shaw
                                          ------------------------------
                                          Robert W. Shaw, Jr., President



                               THE COLUMBINE VENTURE FUND II, a Delaware partnership


                               By: Columbine Venture Management II, its general
                                   partner

                                   By: /s/ SIGNATURE
                                      -----------------------------
                                      Its General Partner



                               ADVANCE MATERIAL TECHNOLOGIES VENTURE PARTNER LIMITED, a Delaware partnership


                               By: /s/ Tom Delimitros
                                  ------------------------------------
                                  Tom H. Delimitros, a General Partner

                               JHAM LIMITED PARTNERSHIP, a Delaware partnership


                               By: /s/ Tom Delimitros
                                  ------------------------------------
                                  Tom H. Delimitros, a General Partner


                               AMT CAPITAL, LTD., a Delaware corporation

                               By: AMT Capital, Inc., its general partner

                               By: /s/ Tom Delimitros
                                  ---------------------------------------
                                  Tom H. Delimitros, President




                               ILLINOIS DEPARTMENT OF COMMERCE
                               AND COMMUNITY AFFAIRS


                               By: /s/ SIGNATURE
                                  ---------------------
                                  Its Director



                                /s/ Richard W. Siegel
                               -----------------------
                               RICHARD W. SIEGEL

                                  EXHIBIT A
                             AMENDED AND RESTATED
                           SHAREHOLDERS' AGREEMENT



Section 3(a)(i) Directors:        Steven Lazarus
                                  Robert Cross

Section 3(a)(ii) Directors:       Leonard Batterson
                                  Robert Shaw, Jr.
                                  Richard Siegel

Section 3(a)(iii) Directors:      None

Section 3(a)(iv) Directors:       None

                              FIRST AMENDMENT TO
                             AMENDED AND RESTATED
                           SHAREHOLDERS' AGREEMENT



     First Amendment to Amended and Restated Shareholders' Agreement dated as of October 31, 1994 (this "AMENDMENT"), among NANOPHASE TECHNOLOGIES CORPORATION, an Illinois corporation (the "COMPANY"), and the persons executing a counterpart of this Amendment listed as holders on the signature pages to this Amendment (the "HOLDERS").

                            PRELIMINARY STATEMENT

     The Company and the Holders have previously entered into that certain Amended and Restated Shareholders' Agreement dated as of March 16, 1994 (the "SHAREHOLDERS' AGREEMENT").

     Concurrently with the execution of this Amendment, the Company, the Holders and certain other parties have executed a Series D Preferred Stock Purchase Agreement (the "SERIES D PURCHASE AGREEMENT") pursuant to which the Holders and such other parties are purchasing additional securities of the Company. To induce the Holders and such other parties to execute the Series D Purchase Agreement, the Company and the Holders agree as follows.

                                  AGREEMENT

     1.   Amendments.  The Company and the Holders agree that:

          (a) The second paragraph of the Preliminary Statement of the Shareholders' Agreement is deleted and replaced as follows: "The Company and the Holders have previously executed that certain Series D Preferred Stock Purchase Agreement dated March 16, 1994 (the "PRIOR SERIES D PURCHASE AGREEMENT"), and propose to enter into an additional Series D Preferred Stock Purchase Agreement dated as of October 31, 1994 (the "CURRENT SERIES D PURCHASE AGREEMENT") pursuant to which certain parties will purchase additional securities of the Company."; and

          (b) The first sentence of Section 1 of the Shareholders' Agreement is deleted and replaced as follows: "Capitalized terms used in this Agreement and not otherwise defined are defined in the Current Series D Purchase Agreement.";

          (c) The reference in subsection (f) of the definition of "New Securities" to "1,378,548" in the Shareholders' Agreement is hereby deleted and replaced with "1,968,500"; and

          (d) The following phrase is inserted in Section 10 of the Shareholders' Agreement after the phrase "March 16, 1994,": "... as amended pursuant to a First Amendment to Amended and Restated Shareholders' Agreement dated as of October 31, 1994,".

     2. Continuing Effect. Except as otherwise specifically provided in this Amendment, the Shareholders' Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument.









                                 END OF TEXT
                             *******************

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Shareholders' Agreement to be executed on the day first above written.



The Company:            NANOPHASE TECHNOLOGIES CORPORATION, an Illinois
                        corporation

                        By /s/ Robert Cross
                          -------------------------------
                          Its President


Holders: ARCH VENTURE FUND LIMITED PARTNERSHIP, a Delaware limited partnership

                        By: ARCH Development Corporation
                             an Illinois not-for-profit corporation, its General Partner

                             By: /s/ Steve Lazarus
                                -----------------------------
                             Its
                                -----------------------------


                        ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                        By: ARCH MANAGEMENT PARTNERS II, L.P. a Delaware
                            limited partnership, its general partner

                            By: ARCH Venture Partners, L.P., a Delaware
                                limited partnership, its general partner


                                By: Lifework, Inc., an Illinois corporation,
                                    its general partner

                                    By:  /s/ Steve Lazarus
                                       -----------------------------
                                       Its Managing Director



                               BATTERSON, JOHNSON & WANG, L.P., a Delaware limited partnership


                               By: /s/ Leonard Batterson
                                  ----------------------------------
                                  Leonard A. Batterson, its Managing
                                  General Partner

                               THE COLUMBINE VENTURE FUND II, a
                               Delaware partnership

                               By: Columbine Venture Management II,
                                    its General Partner

                                   By: /s/ SIGNATURE
                                      ---------------------------
                                      Its
                                         ------------------------


                               UVCC FUND II, a Delaware general partnership

                               By: Arete Venture Management Associates
                                   II, L.P., its Managing General

                                       By: Arete Ventures, Inc., a
                                           Maryland corporation, its
                                           general partner

                                       By: /s/ Robert W. Shaw
                                          ------------------------------
                                          Robert W. Shaw, Jr., President



                               UVCC II PARALLEL FUND, L.P., a Delaware
                               limited partnership

                               By:  Arete Ventures L.P. III, General Partner

                               By:  Arete Ventures, Inc., a Maryland
                                    corporation, its general partner

                                    By: /s/ Robert W. Shaw
                                       ------------------------------
                                       Robert W. Shaw, Jr., President

                               ADVANCE MATERIAL TECHNOLOGIES VENTURE
                               PARTNER LIMITED, a Delaware partnership


                               By: /s/ Tom Delimitros
                                  ---------------------------
                                  A General Partner

                               JHAM LIMITED PARTNERSHIP, a Delaware
                               limited partnership


                               By: /s/ Tom Delimitros
                                  ---------------------------
                                  A General Partner


                               AMT CAPITAL, LTD., a Delaware corporation


                               By: AMT Capital, Inc., its general partner

                                   By: /s/ Tom Delimitros
                                      ----------------------------
                                      Tom H. Delimitros, President



                               ILLINOIS DEPARTMENT OF COMMERCE AND COMMUNITY AFFAIRS


                               By: /s/ SIGNATURE
                                  ------------------------------
                                  Its Director



                                /s/ Richard W. Siegel
                               -------------------------------------
                                  Richard W. Siegel

                             SECOND AMENDMENT TO
                             AMENDED AND RESTATED
                           SHAREHOLDERS' AGREEMENT


     Second Amendment to Amended and Restated Shareholders' Agreement dated as of November 7, 1995 (this "AMENDMENT"), among NANOPHASE TECHNOLOGIES CORPORATION, an Illinois corporation (the "COMPANY"), and the persons executing a counterpart of this Amendment listed as holders on the signature pages to this Amendment (the "HOLDERS").

                            PRELIMINARY STATEMENT

     The Company and the Holders have previously entered into that certain Amended and Restated Shareholders' Agreement dated as of March 16, 1994 (the "AGREEMENT"), as amended pursuant to that certain First Amendment to Amended and Restated Shareholders' Agreement dated as of October 31, 1994 (the "FIRST AMENDMENT", and, together with the Agreement, the "SHAREHOLDERS' AGREEMENT").

     Concurrently with the execution of this Amendment, the Company, the Holders and certain other parties have executed a Series D Preferred Stock Purchase Agreement (the "SERIES D PURCHASE AGREEMENT") pursuant to which the Holders and such other parties are purchasing additional securities of the Company. To induce the Holders and such other parties to execute the Series D Purchase Agreement, the Company and the Holders agree as follows.

                                  AGREEMENT

     1.   Amendments.  The Company and the Holders agree that:

          (a) The second paragraph of the Preliminary Statement of the Shareholders' Agreement is deleted and replaced as follows: "The Company and the Holders have previously executed that certain Series D Preferred Stock Purchase Agreement dated October 31, 1994, (the "PRIOR SERIES D PURCHASE AGREEMENT"), and propose to enter into an additional Series D Preferred Stock Purchase Agreement dated as of November 7, 1995 (the "CURRENT SERIES D PURCHASE AGREEMENT") pursuant to which certain parties will purchase additional securities of the Company."; and

          (b) The first sentence of Section 1 of the Shareholders' Agreement is deleted and replaced as follows: "Capitalized terms used in this Agreement and not otherwise defined are defined in the Current Series D Purchase Agreement.";

          (c) The reference in subsection (f) of the definition of "New Securities" to "1,968,500" in the Shareholders' Agreement is hereby deleted and replaced with "up to 2,753,805 (such number subject to ratification and confirmation by the Board)"; and

     (d) The following phrase is inserted in Section 10 of the Shareholders' Agreement after the phrase "October 31, 1994,": "... and as further amended pursuant to a Second Amended and Restated Shareholders' Agreement dated as of November 7, 1995,".

     2. Continuing Effect. Except as otherwise specifically provided in this Amendment, the Shareholders' Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument.









                                 END OF TEXT
                             *******************

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Shareholders' Agreement to be executed on the day first above written.


The Company:           NANOPHASE TECHNOLOGIES CORPORATION,
                       an Illinois corporation

                       By /s/ Robert Cross
                         ----------------------------
                         Its President


Holders:               ARCH VENTURE FUND LIMITED PARTNERSHIP,
                       a Delaware limited partnership

                       By:  ARCH Development Corporation
                             an Illinois not-for-profit corporation, its General Partner

                             By: /s/ Steve Lazarus
                                ------------------------------
                               Its ________________________


                       ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                       By:   ARCH MANAGEMENT PARTNERS II, L.P.
                             a Delaware limited partnership, its general partner

                             By: ARCH Venture Partners, L.P., a Delaware limited partnership, its general partner

                                   By:   ARCH Venture Corporation, an
                                         Illinois corporation, its general
                                         partner

                                         By:  /s/ Steve Lazarus
                                              -----------------------
                                              Its Managing Director



                       BATTERSON, JOHNSON & WANG, L.P., a
                       Delaware limited partnership

                       By: /s/ Leonard A. Batterson
                           ----------------------------------
                           Leonard A. Batterson, its Managing
                           General Partner

                          THE COLUMBINE VENTURE FUND II,
                          a Delaware partnership


                          By:  Columbine Venture Management II,
                                its General Partner

                               By: /s/ SIGNATURE
                                   ---------------------------
                                  Its _____________________


                          UVCC FUND II, a Delaware general partnership

                          By: Arete Venture Management Associates
                             II, L.P., its Managing General

                               By: Arete Ventures, Inc., a
                                   Maryland corporation, its
                                   general partner

                               By: /s/ Robert W. Shaw
                                   ----------------------------------
                                   Robert W. Shaw, Jr., President



                          UVCC II PARALLEL FUND, L.P., a Delaware
                          limited partnership

                          By: Arete Ventures L.P. III, General
                              Partner

                               By: Arete Ventures, Inc., a Maryland
                                   corporation, its general partner

                               By:/s/ Robert W. Shaw
                                  ----------------------------------
                                  Robert W. Shaw, Jr., President


                          ADVANCE MATERIAL TECHNOLOGIES
                          VENTURE PARTNER LIMITED, a Delaware
                          partnership


                          By: /s/ Tom Delimitros
                             ---------------------------------
                              A General Partner

                               JHAM LIMITED PARTNERSHIP, a Delaware
                               limited partnership


                               By: /s/ Tom Delimitros
                                  ----------------------------
                                   A General Partner



                               AMT CAPITAL, LTD., a Delaware corporation


                               By:  AMT Capital, Inc., its general partner

                                    By:  /s/ Tom H. Delimitros
                                        -----------------------------------
                                         Tom H. Delimitros, President



                               ILLINOIS DEPARTMENT OF COMMERCE AND
                               COMMUNITY AFFAIRS

                               By: /s/ SIGNATURE
                                   --------------------------------
                                   Its Director


                                     /s/ Richard W. Siegel
                               ------------------------------------
                                        RICHARD W. SIEGEL


                               HARRIS & HARRIS GROUP, INC., a New York
                               corporation


                               By: /s/ SIGNATURE
                                  ----------------------------------
                               Its:
                                   ---------------------------------

                               GRACE INVESTMENTS, LTD., an Illinois limited
                                partnership


                               By:  /s/ SIGNATURE
                                  -----------------------------------
                               Its:
                                   ----------------------------------

                              THIRD AMENDMENT TO
                             AMENDED AND RESTATED
                           SHAREHOLDERS' AGREEMENT

     Third Amendment to Amended and Restated Shareholders' Agreement dated as of April 22, 1996 (this "Amendment"), among NANOPHASE TECHNOLOGIES CORPORATION, an Illinois corporation (the "Company"), and the persons executing a counterpart of this Amendment listed as holders on the signature pages to this Amendment (the "Holders").

                            PRELIMINARY STATEMENT

     The Company and the Holders have previously entered into that certain Amended and Restated Shareholders' Agreement dated as of March 16, 1994 (the "Agreement"), as amended pursuant to that certain First Amendment to Amended and Restated Shareholders' Agreement dated as of October 31, 1994 (the "First Amendment") and that certain Second Amendment to Amended and Restated Shareholders' Agreement dated as of November 7, 1995 (the "Second Amendment", and together with the First Amendment and the Agreement, the "Shareholders' Agreement").

     Concurrently with the execution of this Amendment, the Company and certain investors (the "Investors") have executed a Series E Purchase Agreement (the "Series E Purchase Agreement") pursuant to which the Investors are purchasing securities of the Company.

     To induce the Investors to execute the Series E Purchase Agreement, the Company and the Holders agree as follows.

                                  AGREEMENT

     1.  Amendments.  The Company and the Holders agree that:

           (a) The phrase "2,753,805 shares of Common" in subsection (f) of the definition of "New Securities" in the Shareholders' Agreement is hereby deleted and replaced with the phrase "3,563,440 shares of Common (which number is subject to ratification and confirmation by the Board)";

           (b) The following phrase is inserted in Section 10 of the Shareholders' Agreement after the phrase "November 7, 1995,": "and as further amended pursuant to a Third Amendment to Amended and Restated Shareholders' Agreement dated as of April 22, 1996"; and

           (c) The address of the Company in Section 15 of the Shareholders' Agreement is hereby amended and restated to read in its entirety as follows:

           Nanophase Technologies Corporation
           453 Commerce Street
           Burr Ridge, Illinois  60521
           Telecopy:  (708) 323-1221

     2. Continuing Effect. Except as otherwise specifically provided in this Amendment, the Shareholders' Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument.


                                 END OF TEXT
                             *******************

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Shareholders' Agreement to be executed on the day first above written.


The Company:       NANOPHASE TECHNOLOGIES CORPORATION,
                   an Illinois corporation

                   By /s/ Robert Cross
                     ---------------------------
                      Its President


Holders:           ARCH VENTURE FUND LIMITED PARTNERSHIP,
                   a Delaware limited partnership

                   By:  ARCH Development Corporation
                         an Illinois not-for-profit corporation, its General Partner

                         By: /s/ Steve Lazarus
                             ------------------------------
                             Its
                                 ------------------------

                   ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                   By:  ARCH MANAGEMENT PARTNERS II, L.P.
                        a Delaware limited partnership, its general partner

                        By:  ARCH Venture Partners, L.P., a Delaware
                             limited partnership, its general partner

                             By:  ARCH Venture Corporation, an
                                  Illinois corporation, its general
                                  partner

                                  By: /s/ Steve Lazarus
                                      -----------------------
                                      Its Managing Director

                       ARCH II PARALLEL FUND, L.P., a Delaware limited partnership


                       By:  ARCH MANAGEMENT PARTNERS II, L.P.
                            a Delaware limited partnership, its general partner

                            By:  ARCH Venture Partners, L.P., a Delaware
                                 limited partnership, its general partner

                            By:   ARCH Venture Corporation, an
                                  Illinois corporation, its general
                                  partner

                                  By: /s/ Steve Lazarus
                                     ------------------------------
                                     Its Managing Director


                       BATTERSON, JOHNSON & WANG, L.P., a
                       Delaware limited partnership

                       By: /s/ Leonard A. Batterson
                          ------------------------------------
                          Leonard A. Batterson, its Managing
                          General Partner


                       THE COLUMBINE VENTURE FUND II, a
                       Delaware partnership

                       By:  Columbine Venture Management II,
                             its General Partner

                            By: /s/ SIGNATURE
                               -----------------------------
                               Its
                                   ------------------------

                       UVCC FUND II, a Delaware general
                       partnership

                       By:  Arete Venture Management Associates
                            II, L.P., its Managing General

                            By: Arete Ventures, Inc., a
                                Maryland corporation, its
                                general partner

                            By: /s/ Robert Shaw
                               ---------------------------------
                               Robert W. Shaw, Jr., President

                              UVCC II PARALLEL FUND, L.P., a Delaware
                              limited partnership

                              By: Arete Ventures L.P. III, General
                                  Partner

                                  By: Arete Ventures, Inc., a Maryland
                                      corporation, its general partner

                                  By: /s/ Robert Shaw
                                      --------------------------------
                                      Robert W. Shaw, Jr., President


                              ADVANCE MATERIAL TECHNOLOGIES
                              VENTURE PARTNER LIMITED, a Delaware
                              partnership


                              By: /s/ Tom Delimitros
                                 -----------------------------
                                 A General Partner


                              JHAM LIMITED PARTNERSHIP, a Delaware
                              limited partnership


                              By: /s/ Tom Delimitros
                                 -----------------------------
                                  A General Partner


                              AMT CAPITAL, LTD., a Delaware corporation


                              By:  AMT Capital, Inc., its general partner

                                   By:   /s/ Tom Delimitros
                                       ----------------------------------
                                       Tom H. Delimitros, President


                              ILLINOIS DEPARTMENT OF COMMERCE AND
                              COMMUNITY AFFAIRS


                              By:  /s/ SIGNATURE
                                 -------------------------------
                                   Its Director


                                    /s/ Richard Siegel
                              --------------------------------
                                     RICHARD W. SIEGEL

                                     HARRIS & HARRIS GROUP, INC., a New York
                                     corporation


                                     By: /s/ SIGNATURE
                                         -----------------------------------
                                     Its:
                                         -----------------------------------


                                     GRACE INVESTMENTS, LTD., an Illinois
                                     limited partnership


                                     By: /s/ SIGNATURE
                                         -----------------------------------
                                     Its:
                                         -----------------------------------

                              FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT

     Fourth Amendment to Amended and Restated Shareholders' Agreement dated as of June 30, 1997 (this "AMENDMENT"), among NANOPHASE TECHNOLOGIES CORPORATION, an Illinois corporation (the "COMPANY"), and the persons executing a counterpart of this Amendment listed as holders on the signature pages to this Amendment (the "HOLDERS").

                             PRELIMINARY STATEMENT

     The Company and the Holders have previously entered into that certain Amended and Restated Shareholders' Agreement dated as of March 16, 1994 (the "AGREEMENT"), as amended pursuant to that certain First Amendment to Amended and Restated Shareholders' Agreement dated as of October 31, 1994 (the "FIRST AMENDMENT"), that certain Second Amendment to Amended and Restated Shareholders' Agreement dated as of November 7, 1995 (the "SECOND AMENDMENT"), and that certain Third Amendment to Amended and Restated Shareholders' Agreement dated as of April 22, 1996 (the "THIRD AMENDMENT", and together with the Second Amendment, the First Amendment and the Agreement, the "SHAREHOLDERS' AGREEMENT").

     Concurrently with the execution of this Amendment, the Company and certain investors (the "INVESTORS") have executed a Series F Purchase Agreement (the "SERIES F PURCHASE AGREEMENT") pursuant to which the Investors are purchasing securities of the Company.

     To induce the Investors to execute the Series F Purchase Agreement, the Company and the Holders agree as follows.

                                   AGREEMENT

     1.  Amendments.  The Company and the Holders agree that:

           (a) Section 7 of the Shareholders' Agreement is amended and restated in its entirety to read as follows:

           "7. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, no Shareholder shall Transfer for value or otherwise agree to Transfer any Shares without the prior written consent of the Company or its underwriters, for such period of time beginning thirty (30) days prior to the anticipated effective date of such registration statement and continuing until one hundred eighty (180) days after the effective date of such registration statement. In order to enforce this Section 7, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period."

           (b) The following phrase is inserted in Section 10 of the Shareholders' Agreement after the phrase "April 22, 1996": "and as further amended pursuant to a Fourth Amendment to Amended and Restated
Shareholders' Agreement dated as of June 30, 1997"; and

           (c) The address of the Company in Section 15 of the Shareholders' Agreement is hereby amended and restated to read in its entirety as follows:

           Nanophase Technologies Corporation
           453 Commerce Street
           Burr Ridge, Illinois  60521
           Telecopy:  (630) 323-1221

     2. Continuing Effect. Except as otherwise specifically provided in this Amendment, the Shareholders' Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same instrument.


                                 END OF TEXT
                             *******************

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Shareholders' Agreement to be executed on the day first above written.


The Company:            NANOPHASE TECHNOLOGIES CORPORATION, an Illinois
                        corporation

                        By /s/ Robert Cross
                           ------------------------------
                           Its President


Holders: ARCH VENTURE FUND LIMITED PARTNERSHIP, a Delaware limited partnership

                        By:  ARCH Development Corporation
                              an Illinois not-for-profit corporation, its
                              General Partner

                              By: /s/ Steve Lazarus
                                  -----------------------
                                  Its
                                  -----------------------


                        ARCH VENTURE FUND II, L.P., a Delaware limited partnership

                        By:   ARCH MANAGEMENT PARTNERS II, L.P.
                              a Delaware limited partnership, its
                              general partner

                              By: ARCH Venture Partners, L.P., a Delaware limited partnership, its general partner

                                    By:  ARCH Venture Corporation, an Illinois
                                         corporation, its general partner

                                         By: /s/ Steve Lazarus
                                             ---------------------
                                             Its Managing Director


                              ARCH II PARALLEL FUND, L.P., a Delaware limited partnership


                              By:  ARCH MANAGEMENT PARTNERS II, L.P.
                                   a Delaware limited partnership, its
                                   general partner

                                   By:   ARCH Venture Partners, L.P., a
                                         Delaware limited partnership, its
                                         general partner

                                         By:  ARCH Venture Corporation, an
                                              Illinois corporation, its
                                              general partner

                                              By: /s/ Steve Lazarus
                                                  ---------------------------
                                                  Its Managing Director

                            BATTERSON, JOHNSON & WANG, L.P., a Delaware limited partnership

                            By: /s/ Leonard Batterson
                                ----------------------------
                                Leonard A. Batterson, its Managing
                                General Partner


                            THE COLUMBINE VENTURE FUND II, a Delaware partnership

                            By:  Columbine Venture Management II,
                                  its General Partner

                                  By: /s/ Leonard Batterson
                                      ------------------------
                                      Its
                                         ---------------------


                            UVCC FUND II, a Delaware general partnership

                            By: ARETE VENTURE MANAGEMENT
                                  ASSOCIATES II, L.P., its
                                  Managing General Partner

                                  By: /s/ Robert Shaw
                                      ---------------------
                                      Robert W. Shaw, Jr.
                                      General Partner


                            UVCC II PARALLEL FUND, L.P., a Delaware
                            limited partnership

                            By: ARETE VENTURES L.P. III,
                                 its General Partner

                                By: /s/ Robert Shaw
                                    ---------------------
                                    Robert W. Shaw, Jr.
                                    General Partner




                            ADVANCE MATERIAL TECHNOLOGIES VENTURE PARTNER LIMITED, a Delaware partnership


                            By: /s/ Tom Delimitros
                                -----------------------
                                A General Partner

                                     JHAM LIMITED PARTNERSHIP, a Delaware
                                     limited partnership


                                     By: /s/ Tom Delimitros
                                        --------------------------
                                        A General Partner


                                     AMT CAPITAL, LTD., a Delaware corporation


                                     By:  AMT Capital, Inc., its general partner

                                          By: /s/ Tom Delimitros
                                              ----------------------
                                              Tom H. Delimitros, President


                                     ILLINOIS DEPARTMENT OF COMMERCE AND
                                     COMMUNITY AFFAIRS


                                     By: /s/ SIGNATURE
                                        -----------------------
                                         Its Director



                                     /s/ Richard Siegel
                                     --------------------------
                                     RICHARD W. SIEGEL


                                     HARRIS & HARRIS GROUP, INC., a New York
                                     corporation


                                     By: /s/ SIGNATURE
                                         ---------------------
                                     Its:
                                         ---------------------


                                     GRACE INVESTMENTS, LTD., an Illinois
                                     limited partnership


                                     By: /s/ SIGNATURE
                                         ---------------------
                                     Its:
                                         ---------------------